POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, James Dwyer, Director, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
NY Consultant Accumulator	Allstate Life of New York Variable Life Separate Account A	811-21250
NY Consultant Protector
NY TotalAccumulator
NY FutureVest
	Allstate Life of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity B Series
Allstate RetirementAccess Variable Annuity L Series
Allstate RetirementAccess Variable Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred

The Scudder Horizon Plan Variable Annuity	Intramerica Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of January, 2022.

                            /s/ James R. Dwyer
James R. Dwyer
Director

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, Susan Moser, Director, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
NY Consultant Accumulator	Allstate Life of New York Variable Life Separate Account A	811-21250
NY Consultant Protector
NY TotalAccumulator
NY FutureVest
	Allstate Life of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity B Series
Allstate RetirementAccess Variable Annuity L Series
Allstate RetirementAccess Variable Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred

The Scudder Horizon Plan Variable Annuity	Intramerica Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2022.

                            /s/ Susan Moser
Susan Moser
Director